                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of MISONIX, INC. pertaining to the 1998 Employee Stock Option Plan of MISONIX, INC. of our report dated August 7, 1998, with respect to the consolidated financial statements of MISONIX, INC. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1998, filed with the Securities and Exchange Commission.

                                               /s/ Ernst & Young LLP

Melville, New York
April 7, 1999


                                       19